UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2025

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Park Avenue, Suite 301, Florham Park, NJ		07932
(Address of principal executive offices)		(Zip Code)

(908) 991-2665
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 2.02 Results of Operations and Financial Condition.

On November 25, 2025, Barnes & Noble Education, Inc. (the “Company”) issued a press release announcing its preliminary unaudited financial results, which are subject to change, for the fiscal year ended May 3, 2025 (“FY25”) and for the six-month period ended November 1, 2025 (the “Press Release”). A copy of the Press Release and Non-GAAP reconciliation tables are attached hereto as Exhibit 99.1. In addition, the information related to the Company’s anticipated financial results for FY25 set forth in Item 4.02 below is incorporated by reference into this Item 2.02.

The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company’s financial results shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim         Review.
As previously reported by Barnes & Noble Education, Inc. (the “Company”) in its Current Reports on Form 8-K filed on July 18, 2025 and August 29, 2025, certain information regarding the recording of cost of digital sales was brought to the attention of management in July 2025 that caused the Company’s Audit Committee to commence an internal investigation with the assistance of outside counsel and advisors. As a result, and as previously reported, the Company’s Board of Directors (the “Board”) determined that the Company’s previously-issued financial statements included in its Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the following periods, as well as its disclosures related to such financial statements, including any reports, earnings releases, and investor presentations, and related communications issued by or on behalf of the Company with respect to such periods, should no longer be relied upon:
•Fiscal third quarter and nine-months ended January 25, 2025;
•Fiscal second quarter and six-months ended October 26, 2024;
•Fiscal first quarter ended July 27, 2024;
•Fiscal third quarter and nine-months ended January 27, 2024; and
•Fiscal year ended April 27, 2024.
Unrelated to the above-mentioned investigation and in connection with the audit for fiscal year 2025, the Company concluded that aspects of how it had been accounting for its store operating agreements related to (i) minimum annual commission guarantees contained in these agreements, and (ii) the timing of expense recognition within each year for commissions payable under these agreements, were each in error and not in accordance with Accounting Standards Codification Topic 842, Leases. Based on this conclusion, on November 24, 2025, the Board determined that the Company’s previously-issued unaudited interim condensed consolidated financial statements for the fiscal second quarter and six-months ended October 28, 2023 and the fiscal first quarter ended July 29, 2023, as well as its disclosures related to such financial statements, including any reports, earnings releases, and investor presentations, and related communications issued by or on behalf of the Company with respect to such periods, should no longer be relied upon.
As previously reported, the Company expects to restate the financial statements for the original non-reliance periods, which will be corrected within its Annual Report on Form 10-K for the fiscal year ended May 3, 2025, when filed, and plans to include in such restatement (the “Restatement”), the correction of these lease accounting matters.
The Company expects to report that correcting these lease accounting matters in the Restatement for all of the above-mentioned non-reliance periods (the “Non-Reliance Periods”) will result in the following preliminary adjustments, which are subject to change:
Fiscal 2024 (a $3.1 million decrease in gross profit for the full year):
•Q1: A $2.4 million decrease in gross profit.
•Q2: A $4.5 million increase in gross profit.
•Q3: A $0.8 million decrease in gross profit.
•Q4: A $4.4 million decrease in gross profit.
Fiscal 2025 (a $4.8 million decrease in gross profit for the full year):
•Q1: A $3.1 million decrease in gross profit.
•Q2: A $3.8 million increase in gross profit.
•Q3: A $1.1 million decrease in gross profit.

•Q4:A $4.4 million decrease in gross profit.

In addition, the impact of the changes in the Company’s accounting for leases for fiscal years prior to and including 2023 amount to $23.1 million in the aggregate and are included in the fiscal year 2024 opening balance sheet as an increase to retained earnings.
The accounting change for lease accounting matters primarily relates to the timing of expense recognition over the life of the underlying store operating agreements and does not impact the total amount of expense recognized, the profitability of individual store operating agreements, or the Company’s overall profitability, including Net Income and EBITDA over the term of the contract. This adjustment will also not impact the Company’s fiscal 2025 year-end cash and cash equivalents or total debt. In addition, the Company does not anticipate any change to the expected impacts to cost of sales and related items resulting from the investigation as reported in its Current Report on Form 8-K filed on August 29, 2025, provided that the Company may make other unrelated immaterial error corrections in connection with the Restatement.
The Audit Committee has discussed the matters disclosed in Item 4.02 of this Current Report on Form 8-K with BDO USA, P.C., the Company’s independent registered accounting firm for the fiscal year ended May 3, 2025; and with Ernst & Young LLP, the Company’s independent registered accounting firm for the fiscal year ended April 27, 2024.
Item 8.01 Other Events
As previously reported in our Current Report on Form 8-K filed with the SEC on July 18, 2025, certain information regarding the recording of cost of digital sales was brought to the attention of the Audit Committee of the Board of Directors (the “Audit Committee”). With the assistance of outside counsel and advisors, the Audit Committee initiated an investigation into these matters and assessed the extent to which they may affect the effectiveness of our internal control over financial reporting (the “Investigation”).
The Investigation is now complete and, based on the investigation, the Audit Committee concluded that a former Payment Processing employee (whom we have terminated) made unsupported manual journal entries that improperly reduced cost of sales in the fiscal years ended April 27, 2024 and May 3, 2025. The Investigation revealed that this employee acted alone, and without the knowing assistance, support, or direction from any other individual currently associated with the Company. The Investigation further revealed that this employee knowingly circumvented our internal accounting controls in an effort to make these journal entries, which he knew were unsupported and improper. The Investigation found no evidence that this employee derived any pecuniary gains, directly or indirectly, because of his actions. The Investigation also identified unsupported manual journal entries that this employee made prior to fiscal 2024; however, the impact of these journal entries prior to fiscal 2024 were immaterial to our financial results. In addition, in connection with the Investigation, the Audit Committee determined that the Company recognized revenue in third fiscal quarter ended January 25, 2025 based on First Day Complete opt-out assumptions, without the supporting documentation or verification required to confirm compliance with generally accepted accounting principles. The Audit Committee did not identify willful or intentional misconduct in connection with the recognition of this revenue, and the revenue auto-reversed in the fourth quarter ended May 3, 2025, when the Company booked results based on actual opt-outs.

Item 9.01. Financial Statements and Exhibits

Exhibit No. Description

99.1 Press Release of Barnes & Noble Education, Inc., dated November 25, 2025.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements:
This Current Report on Form 8-K contains “forward-looking” statements within the meaning of federal securities laws. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation: expected financial results for fiscal 2024 and fiscal 2025 and quarterly periods contained within those fiscal years; the Company’s plans to file its Annual Report on Form 10-K for the fiscal year ended May 3, 2025; and the Company’s plans, objectives and intentions. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by the forward-looking statement, including without limitation the discovery of additional information relevant to the internal investigation. See also other risks that are described in “Risk Factors” in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K filed with the SEC for the fiscal year ended April 27, 2024, and any subsequent reports filed with the SEC. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE EDUCATION, INC.

Date: November 25, 2025	By:	/s/ Jason Snagusky
	Name:	Jason Snagusky
	Title:	Chief Financial Officer